UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2005

                          WALKER FINANCIAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-5418                   13-2637172
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

Convertible Debenture

On December 23, 2005, Walker Financial Corporation (the "Company") entered into an agreement providing for the sale of $220,000 in principal amount of its five-year convertible debentures ("Convertible Debentures") to Dutchess Private Equities Fund, II, L.P. (the "Investor"). The Convertible Debentures bear interest at 12% per annum. The first $95,000 (less expenses) was funded immediately with an additional $125,000 to be funded immediately upon filing of the Registration Statement (as defined below) with the Securities and Exchange Commission (the "Commission").

The Investor may convert the Convertible Debentures into shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at any time at the lesser of (i) the lowest closing bid price of the Common Stock between December 12, 2005 and the date of filing of the Registration Statement, or (ii) $0.15.

The Company's obligation to repay the amounts outstanding under the Convertible Debentures is secured by substantially all of the Company's assets.

In connection with the Convertible Debentures, the Company also granted to the Investor warrants to purchase 366,667 shares of common stock at $0.15 per share (the "Warrants"). The Warrants may be exercised for a period of five years and the exercise price is subject to standard adjustment upon the occurrence of certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to the Common Stock.

Investment Agreement

Also on December 23, 2005, the Company entered into an Investment Agreement (the "Investment Agreement") with Dutchess Private Equities Fund, L.P. ("Dutchess") providing for the sale and issuance to Dutchess from time to time of up to $10,000,000 in shares of Common Stock for a period of up to 36 months from the date the Registration Statement is declared effective. The maximum number of shares that the Company may put to Dutchess at any one time shall be equal to, at the Company's election, either: (A) 200% of the average daily volume in the U.S. market of the Common Stock for the ten trading days prior to the date the Company notifies Dutchess of its intent to sell shares to Dutchess (each, a "Put Notice"), multiplied by the average of the three daily closing bid prices immediately preceding the date a Put Notice is delivered, or (B) a number of shares having a value of $200,000. The Company may not submit a Put Notice until after the completion of a previous sale under the Investment Agreement. The purchase price for the Common Stock to be sold shall be equal to 93% of the lowest closing best bid price of the Common Stock during the five-day period following the date the Company delivers a Put Notice.

The Company is obligated to file a registration statement by January 13, 2006 for the registration of the shares of Common Stock issuable upon conversion of the Convertible Debentures, exercise of the Warrants and upon a sale under the Investment Agreement (the "Registration Statement"). The Company is further obligated to use its best efforts to cause the SEC to declare the Registration Statement effective within 90 days after the filing date of the Registration Statement. If the Company does not file the Registration Statement with the SEC by January 13, 2006, it is obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every 15 days which such registration statement has not been filed. In addition, if the Registration Statement is not filed by the filing date, the conversion price of the Convertible Debenture will decrease by 10% of and continue to decrease by 10% for each 15 day calendar period the registration statement goes without filing. If the Registration Statement is not declared effective within 90 days of the filing date, we are obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every 30 days which such Registration Statement has not been declared effective by the SEC.

All securities were issued in reliance upon an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder as a transaction not involving a public offering. In addition, the investors are accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

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Item 9.01 Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number       Description
------------ -------------------------------------------------------------------

10.1 Debenture Agreement dated as of December 23, 2005 by and between the Company and the Investor

10.2 Warrant Agreement dated as of December 23, 2005 by and between the Company and the Investor

10.3 Investment Agreement dated as of December 23, 2005 by and between the Company and the Investor

10.4 Registration Rights Agreement dated as of December 23, 2005 by and between the Company and Investor

10.5 Debenture Registration Rights Agreement dated as of December 23, 2005 by and between the Company and Investor

10.6 Security Agreement dated as of December 23, 2005 by and between the Company and Investor

10.7 Subscription Agreement dated as of December 23, 2005 by and between the Company and Investor

--------------------

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Walker Financial Corporation

Date: December 29, 2005                /s/ Mitch Segal
                                       -----------------------------------------
                                       Mitch Segal
                                       Chief Executive Officer